EXHIBIT 99.906CERT

CERTIFICATIONS PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of TDX Independence Funds, Inc. (the “Registrant”), do hereby certify, to such officer’s knowledge, that:

(1)   The Form N-CSR/A of the Registrant for the period ended May 31, 2008 (the “Form N-CSR/A”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

(2)   the information contained in the Form N-CSR/A fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:	September 10, 2008

/s/ David M. Kelley

Name:	David M. Kelley

Title:	President and Chief Executive Officer

Dated:	September 10, 2008

/s/ James J. McCluskey

Name:	James J. McCluskey

Title:	Chief Financial Officer, Secretary, Treasurer and Controller

This certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or as a separate disclosure document.